--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                   UNITED STATES
                         SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, D.C.  20549

                                --------------------

                                    FORM 8-K/A

                                 (AMENDMENT NO. 1)

                               ----------------------

                                  CURRENT REPORT

                          PURSUANT TO SECTION 13 OR 15(d) OF
                         THE SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of earliest event reported) December 7, 1998

                                ---------------------

                             ARCHIBALD CANDY CORPORATION
                (Exact name of registrant as specified in its charter)


           ILLINOIS                 333-33751                36-0743280
 (State or other jurisdiction      (Commission           (I.R.S. Employer
        of incorporation)           File No.)           Identification No.)

                           1137 WEST JACKSON BOULEVARD,
                             CHICAGO, ILLINOIS 60607
                          (Address, including Zip Code,
                         of Principal Executive Offices)

          Registrant's Telephone Number, Including Area Code: (312) 243-2700

                               -----------------------


                                     No Change
          -------------------------------------------------------------
            (Former name or former address, if changed since last report)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

          On December 7, 1998, Archibald Candy Corporation (the "Company") acquired (the "Acquisition") Sweet Factory Group, Inc. (the "Acquired Business"). The Company reported the Acquisition on a Form 8-K dated December 7, 1998 and filed December 22, 1998. At the time of filing, the Company determined that the inclusion of the required financial statements and pro forma financial information was impracticable. Under the requirements of Form 8-K, Item 7(a)(4) and Item 7(b)(2), the Company has 60 days from the date on which the Form 8-K was required to be filed to file such financial statements and pro forma financial information. This amendment provides the financial statements and pro forma financial information required by Regulation S-X.

     A.   Financial Statements of Businesses Acquired.

          The following Financial Statements of the Acquired Business are attached as Exhibit 99.2:

          (i)       Independent Auditors' Report;
          (ii) Consolidated Balance Sheets as of January 4, 1997 and January 3, 1998;
          (iii) Consolidated Statements of Operations for the fiscal years ended January 4, 1997 and January 3, 1998;
          (iv) Consolidated Statements of Stockholders' Equity for the fiscal years ended January 4, 1997 and January 3, 1998;
          (v) Consolidated Statements of Cash Flows for the fiscal years ended January 4, 1997 and January 3, 1998; and
          (vi)      Notes to Consolidated Financial Statements;

          The following Financial Statements of the Acquired Business are attached as Exhibit 99.3:

          (i) Consolidated Balance Sheets as of October 4, 1997 and October 3, 1998 (unaudited);
          (ii) Consolidated Statements of Operations and Changes in Retained Earnings (Accumulated Deficit) for the thirty-nine weeks ended October 4, 1997 and October 3, 1998 (unaudited);
          (iii) Consolidated Statements of Cash Flows for the thirty-nine weeks ended October 4, 1997 and October 3, 1998 (unaudited); and
          (iv)      Notes to Consolidated Financial Statements (unaudited).

     B.   Pro Forma Financial Information.

          The following Unaudited Pro Forma Condensed Consolidated Financial Statements of the Company are attached as Exhibit 99.4:

          (i) Unaudited Pro Forma Condensed Consolidated Balance Sheet as of November 28, 1998;
          (ii) Unaudited Pro Forma Condensed Consolidated Statement of Operations for the fiscal year ended August 29, 1998;
          (iii) Unaudited Pro Forma Condensed Consolidated Statement of Operations for the three-month period ended November 28, 1998; and
          (iv) Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements.

     C.   Exhibits.  The following exhibits are filed as part of this report:

          Exhibit No.    Description
          -----------    -----------
          99.2           Audited financial statements of the Acquired Business
                         as of January 4, 1997 and January 3, 1998 and for the fiscal years ended January 4, 1997 and January 3, 1998, as previously filed with the Securities and Exchange
                         Commission as part of the Company's registration statement on Form S-4 (Registration No. 333-71925) dated February 5, 1999.

          99.3 Unaudited financial statements of the Acquired Business as of October 4, 1997 and October 3, 1998 and for the thirty-nine weeks ended October 4, 1997 and October 3, 1998, as previously filed with the Securities and Exchange Commission as part of the Company's registration statement on Form S-4 (Registration No. 333-71925) dated February 5, 1999.

          99.4 Unaudited pro forma condensed consolidated financial statements of the Company as of November 28, 1998 and for the fiscal year ended August 29, 1998 and the three-month period ended November 28, 1998, as previously filed with the Securities and Exchange Commission as part of the Company's registration statement on Form S-4 (Registration No. 333-71925) dated February 5, 1999.

                                      SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 ARCHIBALD CANDY CORPORATION
                                         (Registrant)




Dated: February 19, 1999         By: /s/ Donna M. Snopek
                                     ------------------------------------------
                                 Name:   Donna M. Snopek
                                 Title:  Vice President - Finance and Accounting

                                    EXHIBIT INDEX


Exhibit No.         Description
-----------         -----------
99.2                Audited financial statements of the Acquired Business as of
                    January 4, 1997 and January 3, 1998 and for the fiscal years ended January 4, 1997 and January 3, 1998, as previously filed with the Securities and Exchange Commission as part of the Company's registration statement on Form S-4
                    (Registration No. 333-71925) dated February 5, 1999.

99.3 Unaudited financial statements of the Acquired Business as of October 4, 1997 and October 3, 1998 and for the thirty-nine weeks ended October 4, 1997 and October 3, 1998, as previously filed with the Securities and Exchange Commission as part of the Company's registration statement on Form S-4 (Registration No. 333-71925) dated February 5, 1999.

99.4 Unaudited pro forma condensed consolidated financial statements of the Company as of November 28, 1998 and for the fiscal year ended August 29, 1998 and the three-month period ended November 28, 1998, as previously filed with the Securities and Exchange Commission as part of the Company's registration statement on Form S-4 (Registration No. 333-71925) dated February 5, 1999.